American Trans Air, Inc.
7337 West Washington St.
Indianapolis International Airport
Indianapolis, Indiana  46231

Subject:          Demonstration Flight Waiver

     Reference:  Purchase  Agreement 2262 (the Purchase  Agreement)  between The
Boeing Company (Boeing) and American Trans Air, Inc. (Customer) relating to Model 737-83N aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

           --------------- -------------------------------------------------
           Aircraft Model  Total Fuel Entitlement (U.S. Gallons)
           --------------- -------------------------------------------------
           --------------- -------------------------------------------------
                737        Full tanks  (approx.  5,300 to 6,800,  depending
                           on model)
           --------------- -------------------------------------------------
           --------------- -------------------------------------------------
                747        26,000
           --------------- -------------------------------------------------
           --------------- -------------------------------------------------
                757        9,600
           --------------- -------------------------------------------------
           --------------- -------------------------------------------------
                767        11,000
           --------------- -------------------------------------------------
           --------------- -------------------------------------------------
                777        10,300
           --------------- -------------------------------------------------

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing's suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing's Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.


Very truly yours,

THE BOEING COMPANY


By
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Its           Attorney-In-Fact
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ACCEPTED AND AGREED TO this

Date:                                , 2000
      -------------------------------

AMERICAN TRANS AIR, INC.


By
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Its
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